SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 21, 2004

LASER MASTER INTERNATIONAL, INC..

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

2-76262-NY	11-2564587
(Commission File Number)	(IRS Employer Identification No.)

1000 FIRST STREET

HARRISON, NJ 07029

(Address of Principal Executive Offices)(Zip Code)

(973) 482-7200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On October 21, 2004, our auditors, Goldstein & Morris, resigned

The independent auditor's report of Goldstein and Morris on our financial statements for the year ended November 30, 2003 did not contain an adverse opinion or a disclaimer of opinion, and was not modified as to audit scope or accounting principles.

During our two most recent fiscal years and through the date of the resignation, the Company did not, to the knowledge of present management, have any disagreements with Goldstein and Morris on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Goldstein and Morris would have caused it to make reference to the subject matter thereof in connection with its independent auditor's report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LASER MASTER INTERNATIONAL, INC.

By:

/s/Abraham Klein

Abraham Klein, President

October 29, 2004

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